Exhibit 10.1

AMENDMENT NO. 1
TO
2011 STOCKHOLDERS’ AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of January 26, 2012, to the 2011 STOCKHOLDERS’ AGREEMENT OF VANGUARD HEALTH SYSTEMS, INC., dated as of June 21, 2011 (the “Agreement”), is entered into by and among Vanguard Health Systems, Inc. (the “Company”), a Delaware corporation, each of the Sponsor Groups and each of the Management Parties (each as defined in the Agreement) party to the Agreement.

WHEREAS, the parties hereto entered into the Agreement concurrently with the initial public offering of shares of Common Stock of the Company;

WHEREAS, the parties hereto desire to amend the Agreement to effect certain changes thereto; and

WHEREAS, Section 4.3 of the Agreement provides that the Agreement may be amended in writing by the Company and the other parties to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties to this Amendment hereby agree as follows:

1.Capitalized Terms; Effective Date of this Amendment. Unless otherwise defined herein, capitalized terms used herein and defined in the Agreement are used in this Amendment as defined in the Agreement. This Amendment shall be deemed effective as of the date hereof. Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

2.Amendment to the Agreement. Section 4.1 of the Agreement is hereby amended by adding the following at the end of such Section:

“Notwithstanding the foregoing, in the event that a Management Party (i) ceases to be employed by the Company or any of its Subsidiaries and (ii) at any time after such cessation of employment, delivers a written notice to the Company and each Sponsor Group (to the extent holding Common Stock) indicating (1) that such Management Party elects to cease being a party to this Agreement and (2) the number of shares of Common Stock then beneficially owned by such Management Party and its Restricted Transferees, such Management Party and his or her Restricted Transferees shall, without prejudice to any obligations then existing, cease to be an Investor Party and party to this Agreement (and this Agreement shall be construed accordingly) effective as of the later of (x) 30 calendar days following the date such notice is received by the Company and (y) 90 calendar days following the date such Management Party’s employment with the Company and its Subsidiaries has ceased.”

3.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

4.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single instrument.

5.References. Upon full execution of this Amendment, all references in the Agreement or in other documents related to the Agreement shall be deemed to be references to the Agreement as modified by this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

VANGUARD HEALTH SYSTEMS, INC.

By: /s/ James H. Spalding
Name:    James H. Spalding
Title:    Executive Vice President

BLACKSTONE GROUP

BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

By:    Blackstone Management Associates IV L.L.C.,
as a General Partner

By:    /s/ Neil Simpkins
Name:    Neil Simpkins
        Title:    Senior Managing Director

BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.

By:    Blackstone Management Associates IV L.L.C.,
as a General Partner

By:    /s/ Neil Simpkins
Name:    Neil Simpkins
Title:    Senior Managing Director

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:    Blackstone Management Associates IV L.L.C.,
as a General Partner

By:    /s/ Neil Simpkins
Name:    Neil Simpkins
        Title:    Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.

By:    Blackstone Management Associates IV L.L.C.,
as a General Partner

By:    /s/ Neil Simpkins
Name:    Neil Simpkins
        Title:    Senior Managing Director

BLACKSTONE FCH CAPITAL PARTNERS IV-A L.P.

By:    Blackstone Management Associates IV L.L.C.,
as a General Partner

By:    /s/ Neil Simpkins
Name:    Neil Simpkins
        Title:    Senior Managing Director

BLACKSTONE FCH CAPITAL PARTNERS IV-B L.P.

By:    Blackstone Management Associates IV L.L.C.,
as a General Partner

By:    /s/ Neil Simpkins
Name:    Neil Simpkins
        Title:    Senior Managing Director

BLACKSTONE HEALTH COMMITMENT PARTNERS-A L.P.

By:    Blackstone Management Associates IV L.L.C.,
as a General Partner

By:    /s/ Neil Simpkins
Name:    Neil Simpkins
Title:    Senior Managing Director

MSCP GROUP

MORGAN STANLEY CAPITAL PARTNERS III, L.P.
MORGAN STANLEY CAPITAL INVESTORS, L.P.
MSCP III 892 INVESTORS, L.P.

By:    MSCP III, LLC,
as General Partner of each of the limited partnerships named above

By:    Metalmark Subadvisor LLC,
as Attorney-in-Fact

By:    /s/ M. Fazle Husain
    Name: M. Fazle Husain
    Title: Managing Director

MORGAN STANLEY DEAN WITTER CAPITAL
PARTNERS IV, L.P.
MORGAN STANLEY DEAN WITTER CAPITAL
INVESTORS IV, L.P.
MSDW IV 892 INVESTORS, L.P.

By:        MSDW Capital Partners IV, LLC,
as General Partner of each of the limited partnerships
named above

By:    Metalmark Subadvisor LLC,
as Attorney-in-Fact

By:    /s/ M. Fazle Husain
    Name: M. Fazle Husain
    Title: Managing Director
MANAGEMENT GROUP

/s/ Charles N. Martin, Jr.
Charles N. Martin, Jr.
CHARLES N. MARTIN, JR. 2011 IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST U/A/D MARCH 15, 2011

/s/ Charles N. Martin, Jr.
Name:     Charles N. Martin, Jr.
Title:     Trustee

CHARLES N. MARTIN, JR. 2010 IRREVOCABLE GRANTOR RETAINED ANNUITY TRUST U/A/D FEBRUARY 26, 2010

/s/ Charles N. Martin, Jr.
Name:     Charles N. Martin, Jr.
Title:     Trustee

MARTIN CHILDREN'S IRREVOCABLE TRUST U/A/D FEBRURARY 21, 2007

/s/ Les Wilkinson
Name:     Les Wilkinson
Title:     Trustee

/s/ Joseph D. Moore
Joseph D. Moore

JOSEPH D. MOORE 2009 GRANTOR RETAINED ANNUITY TRUST

/s/ Jeanne A. Moore
Name:     Jeanne A. Moore
Title:     Trustee

/s/ Phillip W. Roe
Phillip W. Roe

/s/ Ronald P. Soltman
Ronald P. Soltman

/s/ Keith B. Pitts
Keith B. Pitts

/s/ Alan G. Thomas
Alan G. Thomas

/s/ James H. Spalding
James H. Spalding

2008 KENT H. WALLACE TRUST, U/A/D OCTOBER 10, 2008

/s/ Kent H. Wallace
Name:     Kent H. Wallace
Title:     Co-Trustee

/s/ Reginald M. Ballantyne III
Reginald M. Ballantyne III

/s/ Bruce F. Chafin
Bruce F. Chafin

/s/ Thomas M. Ways
Thomas M. Ways